UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 4th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2014

Date of reporting period: May 31, 2014

Item 1. Report to Stockholders.

Tortoise North American Energy
Independence Fund

Institutional Class (TNPIX)
Investor Class (TNPTX)
C Class (TNPCX)

2014 Semi-Annual Report
May 31, 2014

2	2014 Semi-Annual Report

June 23, 2014

Dear fellow shareholders,

The U.S. economic backdrop during the first half of 2014 has remained supportive of the North American energy revolution. After a rough start to the year, the equity indices rebounded nicely to end the first half of the year in positive territory. For the six months ending May 31, 2014, the S&P 500 Index® returned 7.6 percent, with energy and utilities among the best-performing sectors. Against this positive backdrop, oil and gas production companies continued to benefit from the robust production of crude oil, natural gas liquids and natural gas from North American shale basins.

Oil and gas production sector update

North American oil and gas producers performed well during the first half of the fiscal year, with the Tortoise North American Oil and Gas Producers IndexSM returning 14.2 percent, significantly outperforming equities as represented by the S&P 500 Index®. North America’s progress towards greater energy independence continued to gain momentum. According to a recent report from the Energy Information Administration, domestic energy production as a share of consumption reached 84 percent in 2013. The percentage of U.S. energy consumption met by domestic production has been increasing steadily since hitting a record low in 2005, when only 69 percent of consumption was supplied domestically. And as domestic crude oil production has increased, imports have declined, in 2013 reaching the lowest level since 2009.1

This dramatic progress has been made possible through new drilling technologies that have been enabling oil and gas producers to access these valuable resources in shale reservoirs that previously were economically inaccessible. Taking into account both crude oil and liquids production, North America is now leading the globe in energy production growth. Together, U.S. and Canadian aggregate production growth from 2011 through 2013 of nearly 2.3 million barrels per day dwarfed the combined production growth in the rest of the world.1 Additionally in 2013, the U.S. became the world’s largest producer of natural gas.1

The most successful oil producers are currently operating in the Bakken, the Permian and the Eagle Ford, and for gas, in the Marcellus. Production in the Bakken has almost tripled while production in the Eagle Ford has quadrupled since the third quarter of 2011.1 The Permian basin has been producing oil since the 1920s predominantly from vertical wells. Although horizontal drilling is still relatively new to the basin, production from horizontal wells has increased dramatically; by the end of 2013, oil extraction from the Permian accounted for half of the increase in horizontal drilling in the U.S.1 The Marcellus shale now produces 18 percent of the current natural gas supply1 with production volumes expected to grow steadily through 2020.1

With respect to prices, continued geopolitical unrest in the Middle East drove the price of West Texas Intermediate, (or WTI, which is used as a benchmark in oil pricing) higher. It began the six months at $92.72 per barrel and closed it at $102.71 per barrel. Meanwhile, a colder-than-expected winter drove increased energy – and particularly home heating – consumption. This increased demand took natural gas inventories to a 10-year low and drove prices higher, to peak at $7.92 per million British thermal units (MMBtu) on March 4th (the highest price since 2008), then end the six months at $4.48 per MMBtu. While production growth potential is one of the primary factors we consider, we also monitor commodity pricing. We expect the price of oil and natural gas will remain at levels that should be economic to support continued shale drilling.

Concluding thoughts

We believe the prolific volumes of oil and natural gas being produced in the premier basins can continue to drive opportunities for upstream producers. As we once again celebrate our nation’s independence, we also celebrate our continued pursuit of energy independence. We look forward to serving you as your professional investment adviser as this compelling story continues.

Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise North American Energy
Independence Fund

1Energy Information Administration

Table of contents

Fund information	3

Performance discussion	5

Expense example	7

Financial statements	8

Notes to financial statements	14

Additional information	17

Contacts	19

(unaudited)
Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

2014 Semi-Annual Report	3

Fund information at May 31, 2014

Basic fund facts

Investment objective: Total return

Structure: Regulated investment company

	Institutional	Investor	C Class
Ticker	TNPIX	TNPTX	TNPCX
Net expense ratio[1]	1.11%	1.36%	2.11%
Redemption fee	None	None	None
Maximum front-end
sales load	None[2]	5.75%[3]	None[2]
Maximum deferred
sales load	None	None[4]	1.00%[5]

[1]	Tortoise has contractually agreed to limit total operating expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage cost, interest, taxes and extraordinary expenses) through May 31, 2015.

[2]	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.

[3]	Investors may qualify for sales charge discounts if they invest at least $50,000.

[4]	No front-end sales charge is payable on Investor Class investments of $1 million or more, although the Fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.

[5]	The C Class CDSC applies to redemptions made within 12 months of purchase.

Investment features

Before investing in the fund, investors should consider their investment goals, time horizons and risk tolerance. The fund may be an appropriate investment for investors who are seeking:

Differentiated access. Exposure to North American oil and gas production companies

Growth opportunities. Targeting long-term total return through North American shale production growth potential

Portfolio footprint. Exposure to multiple basins across North America

Investor simplicity. One 1099, no K-1s, no unrelated business taxable income, IRA suitability

Expertise of Tortoise Capital Advisors. A leading and pioneering energy investment firm

Top ten holdings (% of long-term investments)
1	.	Anadarko Petroleum Corp.	9.5%
2	.	EOG Resources Inc.	9.5%
3	.	Pioneer Natural Resources Co.	9.2%
4	.	EQT Corp.	7.7%
5	.	Noble Energy Inc.	7.1%
6	.	Occidental Petroleum Corp.	6.1%
7	.	Range Resources Corp.	4.9%
8	.	Energen Corp.	4.8%
9	.	Concho Resources Inc..	4.8%
10	.	Suncor Energy Inc.	4.6%

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

  Production volume growth potential over many years
  Substantial acreage interests in premier North American oil and gas reservoirs, including shale
  High quality, financially disciplined management teams
  Total return potential

Portfolio company underlying asset mix

By 2014e commodity mix1

By 2014e geographic production mix1

1 Based on 2014 expected production of the underlying companies in the fund’s portfolio as of 5/31/2014. There is no guarantee that these expectations will be met.

(unaudited)
Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

4	2014 Semi-Annual Report

Mutual fund investing involves risk. Principal loss is possible. The fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the fund is more exposed to individual stock volatility than diversified funds. Investing in specific sectors such as energy may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with North American energy investments, including upstream energy companies, pipeline companies, master limited partnerships (MLPs), MLP affiliates, commodity price volatility, supply and demand, regulatory, environmental, operating, capital markets, terrorism, natural disaster and climate change risks. The fund may invest up to 25% in MLPs. The tax benefits received by an investor investing in the fund differs from that of a direct investment in an MLP by an investor. The value of the fund’s investments in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the fund which could result in a reduction of the fund’s value. Investments in foreign companies involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The fund may also write call options that may limit the fund’s ability to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline.

The S&P 500 Index® is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization weighted index of North American energy companies primarily engaged in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). Returns include reinvested distributions and dividends. You may not directly invest in an index.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the fund.

Fund holdings and allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.

Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

2014 Semi-Annual Report	5

Performance discussion (unaudited)

During the first half of the fund’s fiscal year, its asset performance was driven primarily by its focus on what we believe are the best oil and gas producers operating in the most prolific North American basins. Operators in the Eagle Ford, Permian and Bakken fields in particular have continued to benefit from advancements in drilling technologies that reduced drilling costs, increased efficiencies and enabled greater production of oil, and the same goes for natural gas producers in the Marcellus. Crude oil and natural gas liquids producers continued to be the fund’s greatest contributors to performance. Given the fund’s primary focus on domestic producers, its smaller exposure to Canadian producers slightly restrained performance, as production out of Canada continued to grow.

This is our semi-annual report and reflects the period from Dec. 1, 2013 through May 31, 2014. The performance of Tortoise North American Energy Independence Fund’s share classes since inception were as follows:

Total returns
				Since	Gross
Ticker	Class	6 months	1 year	inception[1]	expense ratio
TNPIX	Institutional	16.68%	32.68%	29.02%	6.15%
TNPTX	Investor (excluding load)	16.52%	32.51%	28.77%	6.40%
TNPTX	Investor (maximum load)	9.85%	24.87%	22.38%	6.40%
TNPCX	C Class (excluding CDSC)	16.09%	31.46%	27.78%	7.15%
TNPCX	C Class (including CDSC)	15.09%	30.46%	27.78%	7.15%
S&P 500 Index® 2		7.62%	20.45%	22.12%	—

[1]	Reflects period from fund inception on April 1, 2013 through May 31, 2014.

[2]	The S&P 500 Index® is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

Note: For period over 1 year, performance reflected is for the average annual returns. Performance data shown for the Investor Class (maximum load) reflects a sales charge of 5.75%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 12 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 855-TCA-FUND (855-822-3863).

Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

6	2014 Semi-Annual Report

Value of $1,000,000 vs. S&P 500 Index® (unaudited)

Since inception on April 1, 2013 through May 31, 2014

This chart illustrates the performance of a hypothetical $1,000,000 investment made on April 1, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a stockholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since inception on April 1, 2013 through May 31, 2014. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-Fund (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500 Index® is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

2014 Semi-Annual Report	7

Expense example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2013 – May 31, 2014).

Actual expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
Tortoise North American Energy	Account Value	Account Value	During Period[1]
Independence Fund	(12/01/13)	(05/31/14)	(12/01/13 to 05/31/14)

Institutional Class Actual[2]	$1,000.00	$1,166.80	$ 5.94

Institutional Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,019.45	$ 5.54

Investor Class Actual[2]	$1,000.00	$1,165.20	$ 7.29

Investor Class Hypothetical
(5% annual return before Expenses)	$1,000.00	$1,018.20	$ 6.79

C Class Actual[2]	$1,000.00	$1,160.90	$11.31

C Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,014.46	$10.55

1 Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.10%, 1.35% and 2.10% for the Institutional Class, Investor Class and C Class, respectively, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
2 Based on the actual returns for the six-month period ended May 31, 2014 of 16.68%, 16.52% and 16.09% for the Institutional Class, Investor Class and C Class, respectively.

Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

8	2014 Semi-Annual Report

Schedule of Investments (unaudited)
May 31, 2014

	Shares	Fair Value
Common Stock — 97.3%[1]

United States Natural Gas Pipelines — 7.5%[1]
EQT Corp.	13,027	$1,392,326

Canada Oil & Gas Production — 4.4%[1]
Suncor Energy, Inc.	21,341	822,269

United States Oil & Gas Production — 85.4%[1]
Anadarko Petroleum Corp.	16,657	1,713,339
Antero Resources Corp.[2]	6,660	409,590
Cabot Oil & Gas Corp.	20,967	759,844
Carrizo Oil & Gas, Inc.[2]	9,450	542,997
Chesapeake Energy Corp.	21,893	628,767
Cimarex Energy Co.	6,310	814,810
Concho Resources, Inc.[2]	6,500	856,700
Continental Resources, Inc.[2]	3,247	455,749
Energen Corp.	10,048	857,898
EOG Resources, Inc.	16,143	1,707,929
Hess Corp.	4,027	367,665
Laredo Petroleum Holdings, Inc.[2]	6,225	172,246
Marathon Oil Corp.	12,435	455,867
Newfield Exploration Co.[2]	15,210	554,861
Noble Energy, Inc.	17,717	1,276,864
Occidental Petroleum Corp.	10,959	1,092,503
Parsley Energy Inc.[2]	3,824	90,896
Pioneer Natural Resources Co.	7,886	1,657,322
Range Resources Corp.	9,435	876,983
Rice Energy Inc.[2]	1,470	46,643
RSP Permian, Inc.[2]	3,505	94,635
Whiting Petroleum Corp.[2]	5,020	360,687
		15,794,795
Total Common Stock
(Cost $15,706,720)		18,009,390

Short-Term Investment — 1.8%[1]

United States Investment Company — 1.8%[1]
Fidelity Institutional Money Market
Portfolio, 0.05%[3]
(Cost $328,915)	328,915	328,915

Total Investments — 99.1%[1]
(Cost $16,035,635)		18,338,305
Other Assets and Liabilities, Net — 0.9%[1]		164,183
Total Net Assets — 100.0%[1]		$18,502,488

1 Calculated as a percentage of net assets.
2 Non-income producing security.
3 Rate indicated is the current yield as of May 31, 2014.

See accompanying Notes to Financial Statements.

Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

2014 Semi-Annual Report	9

Statement of Assets & Liabilities (unaudited)
May 31, 2014

Assets:
Investments, at fair value (cost $16,035,635)	$18,338,305
Receivable for investment securities sold	100,566
Dividends & interest receivable	5,152
Receivable for capital shares sold	307,987
Receivable for Adviser expense reimbursement	19,572
Prepaid expenses	35,422
Total assets	18,807,004
Liabilities:
Payable for investment securities purchased	250,114
Payable to Adviser	12,790
Payable for fund administration & accounting fees	15,390
Payable for compliance fees	2,005
Payable for custody fees	226
Payable for transfer agent fees & expenses	8,525
Payable to trustees	697
Accrued expenses	12,900
Accrued distribution fees	1,869
Total liabilities	304,516
Net Assets	$18,502,488
Net Assets Consist of:
Capital stock	$15,944,336
Accumulated net investment loss	(41,878)
Undistributed net realized gain on investments	297,360
Net unrealized appreciation on investments	2,302,670
Net Assets	$18,502,488

	Institutional	Investor
	Class	Class	C Class
Net Assets	$16,631,363	$761,767	$1,109,358
Shares issued and
outstanding [1]	1,236,316	56,764	83,382
Net asset value,
redemption price
and minimum
offering price
per share	$13.45	$13.42	$13.30
Maximum offering
price per share
($13.42/0.9425)	N/A	$14.24	N/A

1 Unlimited shares authorized

Statement of Operations (unaudited)
For the Six Months Ended May 31, 2014

Investment Income:
Dividends from common stock	$51,182
Less: foreign taxes withheld	(593)
Net dividend income from common stock	50,589
Interest income	42
Total investment income	50,631
Expenses:
Advisory fees (See Note 5)	67,203
Fund administration & accounting fees (See Note 5)	44,762
Federal & state registration fees	25,864
Transfer agent fees & expenses (See Note 5)	24,402
Audit & tax fees	15,566
Compliance fees (See Note 5)	6,006
Legal fees	5,733
Trustee fees (See Note 5)	4,922
Custody fees (See Note 5)	3,915
Shareholder communication fees	3,454
Other	2,815
Distribution fees (See Note 6):
Investor Class	994
C Class	4,546
Total expenses before reimbursement	210,182
Less: expense reimbursement by Adviser	(117,673)
Net expenses	92,509
Net Investment Loss	(41,878)
Realized and Unrealized Gain
on Investments and Translations
of Foreign Currency:
Net realized gain on investments, including
foreign currency gain (loss)	300,158
Net change in unrealized appreciation
on investments and translations
of foreign currency	2,166,166
Net Realized and Unrealized Gain on
Investments and Translations of
Foreign Currency	2,466,324
Net Increase in Net Assets Resulting
from Operations	$2,424,446

See accompanying Notes to Financial Statements.

Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

10	2014 Semi-Annual Report

Statement of Changes in Net Assets

	Six Months Ended	Period from
	May 31, 2014	April 1, 2013[1] to
	(unaudited)	November 30, 2013
Operations
Net investment loss	$(41,878)	$(20,792)
Net realized gain on investments, including foreign currency gain (loss)	300,158	21,953
Net change in unrealized appreciation on investments and translations of foreign currency	2,166,166	136,504
Net increase in net assets resulting from operations	2,424,446	137,665
Capital Share Transactions
Institutional Class:
Proceeds from shares sold	2,509,443	14,261,150
Proceeds from reinvestment of distributions	3,568	—
Payments for shares redeemed	(2,032,566)	(330,633)
Increase in net assets from Institutional Class transactions	480,445	13,930,517
Investor Class:
Proceeds from shares sold	918,069	392,263
Proceeds from reinvestment of distributions	67	—
Payments for shares redeemed	(703,624)	—
Increase in net assets from Investor Class transactions	214,512	392,263
C Class:
Proceeds from shares sold	200,069	797,842
Proceeds from reinvestment of distributions	179	—
Payments for shares redeemed	(71,491)	—
Increase in net assets from C Class transactions	128,757	797,842
Net increase in net assets resulting from capital share transactions	823,714	15,120,622
Distributions to Shareholders
From net realized gains
Institutional Class	(3,624)	—
Investor Class	(120)	—
C Class	(215)	—
Total distributions to shareholders	(3,959)	—
Total Increase in Net Assets	3,244,201	15,258,287
Net Assets
Beginning of period	15,258,287	—
End of period (including accumulated net investment loss of
$(41,878) and $0, respectively)	$18,502,488	$15,258,287

1 Inception date of the Fund.

See accompanying Notes to Financial Statements.

Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

2014 Semi-Annual Report	11

Financial Highlights

	Institutional Class
	Six Months Ended	Period from
	May 31, 2014	April 1, 2013[1] to
	(unaudited)	November 30, 2013
Per Common Share Data[2]
Net asset value, beginning of period	$11.53	$10.00
Investment operations:
Net investment loss	(0.03)	(0.01)
Net realized and unrealized gain on investments and translations of foreign currency	1.95	1.54
Total from investment operations	1.92	1.53
Less distributions from:
Net investment income	—	—
Net realized gains	— [3]	—
Total distributions	—	—
Net asset value, end of period	$13.45	$11.53
Total Return[4]	16.68%	15.30%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$16,631	$14,017
Ratio of expenses to average net assets:
Before expense reimbursement[5]	2.59%	6.14%
After expense reimbursement[5]	1.10%	1.10%
Ratio of net investment loss to average net assets:
Before expense reimbursement[5]	(1.95)%	(5.50)%
After expense reimbursement[5]	(0.46)%	(0.46)%
Portfolio turnover rate[4]	30%	21%

1 Inception date of the Fund.
2 For a Fund share outstanding for the entire period.
3 Amount per share is less than $0.01.
4 Not annualized.
5 Annualized.

See accompanying Notes to Financial Statements.

Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

12	2014 Semi-Annual Report

Financial Highlights (continued)

	Investor Class
	Six Months Ended	Period from
	May 31, 2014	April 1, 2013[1] to
	(unaudited)	November 30, 2013
Per Common Share Data[2]
Net asset value, beginning of period	$11.52	$10.00
Investment operations:
Net investment loss	(0.05)	(0.03)
Net realized and unrealized gain on investments and translations of foreign currency	1.95	1.55
Total from investment operations	1.90	1.52
Less distributions from:
Net investment income	—	—
Net realized gains	— [3]	—
Total distributions	—	—
Net asset value, end of period	$13.42	$11.52
Total Return[4,5]	16.52%	15.20%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$762	$404
Ratio of expenses to average net assets:
Before expense reimbursement[6]	2.84%	6.39%
After expense reimbursement[6]	1.35%	1.35%
Ratio of net investment loss to average net assets:
Before expense reimbursement[6]	(2.20)%	(5.75)%
After expense reimbursement[6]	(0.71)%	(0.71)%
Portfolio turnover rate[5]	30%	21%

1 Inception date of the Fund.
2 For a Fund share outstanding for the entire period.
3 Amount per share is less than $0.01.
4 Total return does not reflect sales charges.
5 Not annualized.
6 Annualized.

See accompanying Notes to Financial Statements.

Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

2014 Semi-Annual Report	13

Financial Highlights (continued)

	C Class
	Six Months Ended	Period from
	May 31, 2014	April 1, 2013[1] to
	(unaudited)	November 30, 2013
Per Common Share Data[2]
Net asset value, beginning of period	$11.46	$10.00
Investment operations:
Net investment loss	(0.08)	(0.06)
Net realized and unrealized gain on investments and translations of foreign currency	1.92	1.52
Total from investment operations	1.84	1.46
Less distributions from:
Net investment income	—	—
Net realized gains	— [3]	—
Total distributions	—	—
Net asset value, end of period	$13.30	$11.46
Total Return[4,5]	16.09%	14.60%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$1,109	$837
Ratio of expenses to average net assets:
Before expense reimbursement[6]	3.59%	7.14%
After expense reimbursement[6]	2.10%	2.10%
Ratio of net investment loss to average net assets:
Before expense reimbursement[6]	(2.95)%	(6.50)%
After expense reimbursement[6]	(1.46)%	(1.46)%
Portfolio turnover rate[5]	30%	21%

1 Inception date of the Fund.
2 For a Fund share outstanding for the entire period.
3 Amount per share is less than $0.01.
4 Total return does not reflect sales charges.
5 Not annualized.
6 Annualized.

See accompanying Notes to Financial Statements.

Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

14	2014 Semi-Annual Report

Notes to Financial Statements (unaudited)
May 31, 2014

1. Organization

Tortoise North American Energy Independence Fund (the “Fund”) is a non-diversified series of Managed Portfolio Series (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the Fund is total return. The Fund seeks to achieve its objective by investing primarily in North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids that generally have a strong presence in North American oil or gas reservoirs, including shale. The Fund commenced operations on April 1, 2013.

The Fund offers three classes of shares: the Investor Class, the Institutional Class and the C Class. Investor Class shares may be subject to a front-end sales charge of up to 5.75%. Institutional Class shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. C Class shares may be subject to a deferred sales charge of up to 1.00%.

2. Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal income taxes — The Fund intends to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of May 31, 2014, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the statement of operations. During the period ended May 31, 2014, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security transactions, income and distributions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Distributions received from the Fund’s investments in Master Limited Partnerships (“MLPs”) generally are comprised of ordinary income and return of capital from the MLPs. The Fund allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund distributes all net investment income, if any, and net realized capital gains, if any, annually in December. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Use of estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of income, expenses and gains/losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% and 1.00% of average daily net assets of Investor Class shares and C Class shares, respectively. Trust expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Securities valuation

The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

2014 Semi-Annual Report	15

Notes to Financial Statements (unaudited) (continued)

Level 1 —	Quoted prices in active markets for identical assets or liabilities.

Level 2 —

Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of May 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Common stock	$18,009,390	$—	$—	$18,009,390
Short-term investment	328,915	—	—	328,915
Total investments
in securities	$18,338,305	$—	$—	$18,338,305

Refer to the Fund’s Schedule of Investments for additional industry information. Transfers between levels are recognized at the end of the reporting period. During the period ended May 31, 2014, the Fund recognized no transfers between levels. The Fund did not invest in any Level 3 investments.

4. Concentration risk

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of North American energy companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

5. Investment advisory fee and other transactions with affiliates

The Trust has an agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.10%, 1.35% and 2.10% of average daily net assets of the Fund’s Institutional Class shares, Investor Class shares, and C Class shares, respectively. Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to possible reimbursement by the Fund to the Adviser within three years after the fees have been waived and/or reimbursed. Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred. The Operating Expense Limitation Agreement will be in effect and cannot be terminated through at least May 31, 2015. Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
11/30/2016	$ 194,459
11/30/2017	117,673

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals; and serves as the Fund’s fund accountant and transfer agent. The officers of the Trust and the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate

Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

16	2014 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the period ended May 31, 2014 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

6. Distribution costs

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class and the C Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class and 1.00% of the C Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent reimbursement for distribution and service activities. For the period ended May 31, 2014, the Investor Class incurred expenses of $994 and the C Class incurred expenses of $4,546 pursuant to the Plan.

7. Capital share transactions

		For the
	Six Months Ended	Period Ended
TRANSACTIONS IN SHARES:	May 31, 2014	November 30, 2013
Institutional Class:
Shares sold	201,023	1,243,768
Shares issued to holders in reinvestment
of distributions	305	—
Shares redeemed	(180,331)	(28,449)
Increase in Institutional Class shares
outstanding	20,997	1,215,319
Investor Class:
Shares sold	76,747	35,055
Shares issued to holders in reinvestment
of distributions	6	—
Shares redeemed	(55,044)	—
Increase in Investor Class shares outstanding	21,709	35,055
C Class:
Shares sold	16,556	73,037
Shares issued to holders in reinvestment
of distributions	16	—
Shares redeemed	(6,227)	—
Increase in C Class shares outstanding	10,345	73,037
Net increase in shares outstanding	53,051	1,323,411

8. Investment transactions

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended May 31, 2014, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$4,921,099	$4,774,751

9. Federal tax information

As of November 30, 2013, the components of accumulated gains (losses) on a tax basis were as follows:

Cost of investments	$15,377,956
Gross unrealized appreciation	543,310
Gross unrealized depreciation	(409,596)
Net unrealized appreciation	133,714
Undistributed ordinary income	3,951
Undistributed long-term capital gain	—
Total distributable earnings	3,951
Other accumulated gains (losses)	—
Total accumulated earnings (losses)	$137,665

As of November 30, 2013, the Fund had no capital loss carryforwards.

As of May 31, 2014, the cost basis for investments for federal income tax purposes was as follows:

Cost of investments	$16,035,635
Gross unrealized appreciation	2,320,902
Gross unrealized depreciation	(18,232)
Net unrealized appreciation	$2,302,670

During the period ended May 31, 2014, the Fund paid the following distributions to shareholders:

Ordinary Income*	Long Term Capital Gains	Total
$3,959	$ —	$3,959

*For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

During the period ended November 30, 2013, the Fund paid no distributions to shareholders.

10. Control ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of May 31, 2014, National Financial Services, LLC, for the benefit of its customers, owned 70.20% of the outstanding shares of the Fund.

Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

2014 Semi-Annual Report	17

Additional Information (unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 24-25, 2014, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the continuation of the Investment Advisory Agreement between the Trust and Tortoise Capital Advisors, L.L.C. (“Tortoise”) regarding the Tortoise MLP & Pipeline Fund and the Tortoise North American Energy Independence Fund (each a “Fund” or collectively, the “Funds”) (the “Investment Advisory Agreement”) for another annual term.

Prior to this meeting and at a meeting held on November 12-13, 2013, the Trustees received and considered information from Tortoise and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”). Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed Investment Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed to be relevant, including the following: (1) the nature, extent, and quality of the services provided by Tortoise with respect to each Fund; (2) the cost of the services provided and the profits realized by Tortoise and its affiliates from services rendered to the Trust with respect to each Fund; (3) comparative fee and expense data for each Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as each Fund grows, and whether the proposed advisory fee for that Fund reflects such economies of scale for the Fund’s benefit; and (5) other financial benefits to Tortoise and its affiliates resulting from services rendered to the Funds. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including an in-person presentation by representatives of Tortoise, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Tortoise set forth in the Investment Advisory Agreement as it relates to each Fund continue to be fair and reasonable in light of the services that Tortoise performs, investment advisory fees each Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Tortoise provides under the Investment Advisory Agreement with respect to each Fund, noting that such services include but are not limited to the following: (1) investing each Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Funds’ portfolio securities; (4) maintaining the required books and records for transactions affected by Tortoise on behalf of the Funds; and (5) selecting broker-dealers to execute orders on behalf of the Funds. The Trustees also considered the capitalization of Tortoise and its affiliation with Montage Investments, LLC, an SEC-registered investment adviser (“Montage”) which, through itself and its numerous advisory subsidiaries, oversees approximately $19 billion in assets under management. The Trustees also considered Tortoise’s own capitalization separately, its assets under management, and each Fund’s performance, and the performance of Tortoise’s respective composites that maintain similar investment strategies to each of the Funds. With respect to each Fund’s performance through December 31, 2013, the Trustees noted that while the Funds had underperformed the S&P 500, each Fund’s primary benchmark, such benchmark does not closely resemble each Fund’s investment strategy. The Trustees also considered Tortoise’s specialized investment strategy, Tortoise’s experience in implementing similar strategies for other registered funds, and the significant investment experience of its portfolio managers in the energy industry. The Trustees concluded that they were satisfied with the nature, extent and quality of services that Tortoise provides to each of the Funds under the Investment Advisory Agreement.

Cost of Advisory Services and Profitability. The Trustees considered the annual management fee that each Fund pays to Tortoise under the Investment Advisory Agreement, as well as Tortoise’s profitability from services that Tortoise and its affiliates rendered to each Fund during the 12 month period ended June 30, 2013. In that regard, the Trustees noted that Tortoise and its affiliates subsidize the cost of all shareholder (other than transfer agency fees) and distribution services rendered to the Funds in excess of Rule 12b-1 fees paid by the Funds. The Trustees noted that while the management fees that Tortoise charges to separately managed accounts with similar investment strategies and similar asset levels to that of the Funds are generally lower than the advisory fee for the Funds, Tortoise has additional responsibilities with respect to the Funds, including additional compliance obligations and the preparation of Board and shareholder materials, which justify the higher fee. The Trustees also noted that Tortoise had contractually agreed to reduce its management fees, and, if necessary, reimburse each Fund for operating expenses, as specified in the Funds’ prospectus. The Trustees concluded that Tortoise’s service relationship with the Tortoise MLP & Pipeline Fund provides a reasonable profit and that its service relationship with the Tortoise North American Energy Independence Fund has not been profitable.

Comparative Fee and Expense Data. The Trustees considered an analysis comparing the contractual expenses born by each Fund and those of funds in the same Morningstar benchmark category. The Trustees noted that each Fund’s management fee was lower than the average management fees reported for the benchmark category and that the total expenses of the Investor and Institutional Class shares of the Funds were lower than the average total expenses reported for funds comprising the benchmark category. They also noted that the average net assets of the funds comprising the benchmark category were lower than the assets of the Tortoise MLP & Pipeline Fund and significantly higher than the assets of the Tortoise North American Energy Independence Fund. While recognizing that it is difficult to compare advisory fees

Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

18	2014 Semi-Annual Report

Additional Information (unaudited) (continued)

because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Tortoise’s advisory fee continues to be reasonable.

Economies of Scale. The Trustees considered whether the Funds may benefit from any economies of scale, noting that the investment advisory fee for the Funds do not contain breakpoints. The Trustees noted the while the Tortoise MLP & Pipeline Fund had experienced recent robust asset growth, assets in the Tortoise North American Energy Independence Fund remained quite low. They also noted that because of its contractual obligations to reduce its management fees, and, if necessary, reimburse each Fund for operating expenses above a specified cap, as described in each Fund’s prospectus, Tortoise: (1) was not paid its full contractual advisory fee for the Tortoise MLP & Pipeline Fund for about the first 19 months of the Fund’s operations, and had only recently (in about July, 2013) recouped its prior expense cap subsidization; and (2) continues to waive advisory fees and reimburse expenses for the Tortoise North American Energy Independence Fund. The Trustees also noted the significant additional services that Tortoise provides to each of the Funds, including investor relations activities, press releases, coordination with the Funds’ principal underwriter, Board support, semi-annual shareholder letters, financial reporting support, proxy vote reporting support, quarterly commentaries, coordination regarding NAV calculations, annual prospectus updating, distribution policy management, tax coordination, line of credit oversight support, and support in maintaining the Funds’ website. In addition, the Trustees noted that the Tortoise MLP & Pipeline Fund incurred daily shareholder cash flows resulting in frequent trading and increased portfolio management responsibilities. Finally, the Board noted the distribution and marketing support activities that Tortoise pays for from its own profits, including coordinating with and paying Montage for the development, creation, updating and dissemination of marketing materials, as well as the significant platform expenses that Tortoise incurred for the Tortoise MLP & Pipeline Fund. The Trustees determined that the increased assets in the Tortoise MLP & Pipeline Fund had not proportionately decreased the level of advisory services that Tortoise will be required to provide such Fund. The Trustees also determined that, given the current assets of the Tortoise North American Energy Independence Fund, an increase in assets would most likely not lead to a proportionate decrease in the level of advisory services that Tortoise will be required to provide to that Fund. The Trustees consequently concluded that it is not necessary to consider the implementation of fee breakpoints at this time, but will consider revisiting this issue in the future as circumstances change and the Tortoise North American Energy Independence Fund’s asset levels increase.

Other Benefits. The Trustees noted that Tortoise does not utilize soft dollar arrangements with respect to portfolio transactions and that affiliated brokers are not used to execute the Funds’ portfolio transactions. While the Trustees noted that Rule 12b-1 fees may be paid to Tortoise and its affiliates as compensation for shareholder and distribution services performed on behalf of the Funds, the Trustees also observed that the distribution expenses that Tortoise and its affiliates incurred significantly exceed any Rule 12b-1 payments from the Funds. The Trustees concluded that Tortoise will not receive any other material financial benefits from services rendered to the Funds.

Availability of Fund Portfolio Information

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

Availability of Proxy Voting Information

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863, or (2) on the SEC’s website at www.sec.gov.

PRIVACY NOTICE

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

2014 Semi-Annual Report	19

Contacts

Board of Trustees

Roel Campos, Esq.
David Massart
Leonard Rush, CPA
David Swanson
Robert Kern

Investment Adviser

Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, KS 66211

Investment Committee

Kevin Birzer, CFA
Zach Hamel, CFA
Ken Malvey, CFA
Terry Matlack, CFA
David Schulte, CFA

Adviser Marketing Support

Montage Investments, LLC
4200 West 115th Street, Suite 240
Leawood, KS 66211

Independent Registered Public
Accounting Firm

Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
and Fund Administrator

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Distributor

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Fund Counsel

Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
PO Box 9729
Portland, ME 04104

855-TCA-FUND (855-822-3863)

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

Investment Adviser to
Tortoise North American Energy Independence Fund

11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the first and second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	July 31, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	July 31, 2014

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date	July 31, 2014

* Print the name and title of each signing officer under his or her signature.